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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 18, 2004
                Date of Report (Date of earliest event reported)

                                PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)

              Bermuda                     1-15259              98-0214719
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)       File No.)          Identification No.)

                   PXRE House
               110 Pitts Bay Road
                 Pembroke HM 08                      P.O. Box HM 1282
                    Bermuda                           Hamilton HM FX
         (Address, including zip code,                   Bermuda
        of principal executive offices)             (Mailing address)

                                 (441) 296-5858
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits


         (c)      Exhibits

         Exhibit No.   Description

         99.1 Press release of A.M. Best Company ("Best"), dated May 18, 2004, concerning Best's affirmation of PXRE's financial strength rating of "A (Excellent)" and the revision of the outlook of Best's rating to stable from negative.

Item 9. Regulation FD Disclosure.

On May 18, 2004, A.M. Best Company ("Best") affirmed PXRE's financial strength rating of "A (Excellent)" and revised the outlook for PXRE's rating to stable from negative.

The information in this report and Exhibit 99.1 attached hereto are furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  PXRE Group Ltd.
                                                  ---------------
                                                   (Registrant)





                                        By:       /s/ John Modin
                                           -------------------------------------
                                           Name:  John Modin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



Date: May 18, 2004